UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31,  2017

ACLARIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37581	46-0571712
(Commission File No.)	(IRS Employer Identification No.)

101 Lindenwood Drive, Suite 400

Malvern,  PA 19355

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484)  324-7933

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2017, the Board of Directors of Aclaris Therapeutics, Inc. (the “Company”) adopted the Aclaris Therapeutics, Inc. Inducement Plan (the “Inducement Plan”), to be effective immediately, pursuant to which the Company reserved 1,000,000 shares of the Company’s common stock for issuance under the Inducement Plan.    The only persons eligible to receive grants of Awards (as defined below) under the Inducement Plan are individuals who satisfy the standards for inducement grants under Nasdaq Marketplace Rule 5635(c)(4) and the related guidance under Nasdaq IM 5635-1, including individuals who were not previously an employee or director of the Company or are following a bona fide period of non-employment, in each case as an inducement material to such individual’s agreement to enter into employment with the Company. An “Award” is any right to receive the Company’s common stock pursuant to the Inducement Plan, consisting of nonstatutory stock options and restricted stock unit awards. On July 31, 2017, the Company’s Board of Directors also adopted forms of agreements for use with the Inducement Plan.

The description above of the terms of the Inducement Plan is not complete, and reference is made to the Inducement Plan filed as Exhibit 10.1 hereto for a full description of the terms of the Inducement Plan. The forms of notices and agreements for use with the Inducement Plan are attached as Exhibits 10.2 and 10.3 hereto.

Item 9.01.  Financial Statements and Exhibits.

  (d)Exhibits

        NumberDescription

10.1Aclaris Therapeutics, Inc. Inducement Plan

10.2Form of Stock Option Grant Notice and Stock Option Agreement used in connection with the Aclaris Therapeutics, Inc. Inducement Plan

10.3Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement used in connection with Aclaris Therapeutics, Inc. Inducement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aclaris Therapeutics, Inc.

Date: August 1, 2017
	By:	/s/ Frank Ruffo
Frank Ruffo
Chief Financial Officer

Exhibit Index

        Exhibit NumberDescription

10.1Aclaris Therapeutics, Inc. Inducement Plan

10.2Form of Stock Option Grant Notice and Stock Option Agreement used in connection with the Aclaris Therapeutics, Inc. Inducement Plan

10.3Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement used in connection with Aclaris Therapeutics, Inc. Inducement Plan